Exhibit 10.1


                            STOCK PURCHASE AGREEMENT


                  This STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of January 7, 2005, by and among NYMAGIC, INC., a New York corporation (the "Company") and the sellers listed on Schedule A hereto (each, a "Seller" and collectively, the "Sellers").

                                 R E C I T A L S

                  Whereas, each Seller desires to sell to the Company the number of shares of Common Stock, par value $1.00 per share, of the Company ("Common Stock") set forth opposite its respective name on Schedule A hereto (collectively, the "Shares"); and

                  WHEREAS, the Company desires to purchase from each of the Sellers all of such Seller's right, title and interest in and to the Shares owned by such Seller on the terms and conditions set forth herein; and

                  WHEREAS, certain of the Sellers (collectively, the "Participating Shareholders") are parties to that certain Voting Agreement, dated as of February 20, 2002, as amended March 1, 2002, January 27, 2003, March 12, 2003 and February 24, 2004 (the "Voting Agreement") by and among Mark W. Blackman, Blackman Investments LLC, John N. Blackman, Jr., as trustee of the Blackman Charitable Remainder Trust, Robert G. Simses, as trustee of the Louise
B. Tollefson 2000 Florida Intangible Tax Trust, as trustee of the Louise B. Blackman Tollefson Family Foundation, as co-trustee of the Louise B. Tollefson Charitable Lead Annuity Trust, and as co-trustee of the Bennett H. Tollefson Charitable Lead Unitrust, Kathleen Blackman as co-trustee of the Blackman Charitable Remainder Trust, First Union National Bank (now Wachovia Bank, N.A.), as co-trustee of the Louise B. Tollefson Charitable Lead Annuity Trust, and as co-trustee of the Bennett H. Tollefson Charitable Lead Unitrust, and Mariner Partners, Inc. ("Mariner"); and

                  WHEREAS, pursuant to the Voting Agreement, the Participating Shareholders have granted to Mariner the right to purchase up to an aggregate of 1,800,000 shares of Common Stock at an exercise price set forth in the Voting Agreement (the "Option"), which Option expires on February 15, 2007, subject to earlier termination upon the occurrence of certain events; and

                  WHEREAS, the Participating Shareholders are, among other things, prohibited by the terms of the Voting Agreement from transferring their shares of Common Stock unless the transferees thereof agree in writing to be bound by the Voting Agreement and such Transferred Shares (as that term is defined in the Voting Agreement) bear restrictive legends, including certain of the Shares to be sold to the Company pursuant to this Agreement; and

                  WHEREAS, in order to permit the consummation of the transactions contemplated by this Agreement, Mariner has agreed to irrevocably release those Shares constituting Transferred Shares from the provisions of the Voting Agreement (including without limitation the provisions contained in ARTICLES III and IX thereof).

                  NOW, THEREFORE, in consideration of the promises and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Purchase of the Shares.

                     (a) Subject to the terms and conditions set forth in this Agreement, the Company agrees to purchase from each Seller, and each Seller agrees to sell to the Company, the number of Shares set forth opposite such Seller's name on Schedule A at a price per share of $24.80. The aggregate purchase price payable to each Seller is set forth opposite such Seller's name on Schedule A. The purchase price shall be paid in full at the Closing (as defined below) in immediately available U.S. funds by cash, bank check or wire transfer to the Sellers.

                     (b) At the closing of the transactions contemplated hereby (the "Closing"), each Seller will convey to the Company all of its right, title and interest in and to the number of Shares set forth opposite its name on Schedule A, free and clear of all Encumbrances (as defined pursuant to Section 2(a) hereof). Each Seller shall deliver to the Company at the Closing certificates representing the Shares to be sold by such Seller duly endorsed for transfer or accompanied by duly executed stock powers naming the Company as transferee.

                     (c) The Closing shall take place at 5:00 p.m. (New York time) on January 5, 2005 or such other date as the parties hereto shall agree (the "Closing Date").

                  2. Representations and Warranties of the Sellers. As a material inducement to the Company to enter into this Agreement and to consummate the transactions contemplated hereby, each Seller, individually and not jointly, hereby represents and warrants to the Company as follows:

                     (a) Such Seller is the lawful owner of the Shares to be sold by it hereunder free and clear of any claim, lien, pledge, voting agreement, adverse claim, option, charge, security interest, mortgage, deed of trust, encumbrance, right of assignment, purchase right or other rights of any nature whatsoever (each, an "Encumbrance") and has full power and authority to convey such Shares free and clear of any Encumbrance and, upon delivery to the Company of certificates representing such Shares, together with a stock power duly executed by such Seller and by the Company, the Company will have acquired good and valid title to the Shares, free and clear of any Encumbrance.

                  (b) Such Seller, (i) if a natural person, has the legal capacity to enter into this Agreement; if not a natural person, is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation, and (ii) has all requisite power and authority to transfer, assign, convey and deliver its Shares to the Company in accordance with this Agreement.

                  (c) The execution, delivery and performance of this Agreement by such Seller (i) have been duly and validly authorized by all necessary action of the Seller and (ii) do not and will not violate any provision of law, rule or regulation, any order of any court or other agency of government or any provision of its organizational documents, including any applicable trust documents. This Agreement has been duly executed and delivered by such Seller and constitutes the legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with the terms hereof except as such enforcement may be limited by any bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar law affecting creditors' rights and remedies generally and general principles of equity.

                  (d) The execution and performance of this Agreement by such Seller, and the consummation by such Seller of the transactions contemplated hereby, will not violate, result in a breach of, or constitute a default under any agreement, instrument, judgment, order or decree to which such Seller is a party or is otherwise bound or result in the creation or imposition of any lien, charge, security interest or encumbrance of any nature whatsoever upon any of the property or assets of such Seller pursuant to, any such agreement, instrument, judgment, order or decree.

                  (e) No consent, waiver, approval or authorization of any third party or governmental authority is required to be obtained by such Seller in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby, which consent, waiver approval or authorization has not been obtained.

                  (f) Such Seller has not entered into any agreement, commitment or obligation with regard to any brokerage commission or finder's fee which would be payable as a result of such Seller's execution, delivery or performance of this Agreement.

                  (g) Such Seller (i) is an "accredited investor" within the meaning of Rule 501 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, (ii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of such Seller's sale of its Shares under this Agreement, (iii) has been furnished with and has had access to such information as such Seller has considered necessary to make a determination as to the sale of its Shares under this Agreement together with such additional information as is necessary to verify the accuracy of the information supplied and (iv) has had all questions which have been asked by such Seller, including, but not limited to, questions regarding the Company's business operations and financial results, satisfactorily answered by management employees of the Company.

                  3. Representations and Warranties of the Company. As a material inducement to the Sellers to enter into this Agreement and to consummate the transactions contemplated hereby, the Company hereby represents and warrants to the Sellers as follows:

                     (a) The execution and delivery of, and the performance by the Company of its obligations under this Agreement (i) are within its corporate powers, (ii) have been duly authorized by all requisite corporate action, (iii) do not and will not violate any provision of law, any order of any court or other agency of government, or the corporate charter or by-laws of the Company, and (iv) do not and will not violate any indenture, agreement or other instrument to which it is a party, or by which it is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Company pursuant to, any such indenture, agreement or instrument.

                     (b) No consent, waiver, approval or authorization of any third party or governmental authority is required to be obtained by the Company in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

                     (c) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with the terms hereof except as such enforcement may be limited by any bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar law affecting creditors' rights and remedies generally and general principles of equity.

                  4. Deliveries.

                     (a) At the Closing, the Company shall deliver to each Seller the aggregate purchase price payable to such Seller under this Agreement.

                     (b) At the Closing, each Seller shall deliver to the Company certificates representing the number of Shares set forth opposite its respective name on Schedule A hereto, accompanied by a duly executed stock power in the form attached hereto as Exhibit A.

                  5. Conditions Precedent to Closing.

                     (a) Conditions Precedent to Company's Obligations. The obligation of the Company to consummate the transactions contemplated hereby at the

Closing with respect to each Seller is conditioned upon satisfaction, or waiver by the Company, at or prior to the Closing, of the following conditions:

                       (i) Each of the representations and warranties of such Seller contained in this Agreement shall be true and correct as of the Closing and such Seller shall have delivered to the Company a certificate, dated the Closing Date and signed by such Seller certifying as to the fulfillment of this condition.

                       (ii) Such Seller shall have delivered to the Company the closing documents and instruments contemplated by Section 4 hereof.

                       (iii) The Company shall have completed the purchase of all of the Shares owned by each Seller other than such Seller.

                     (b) Conditions to the Sellers' Obligations. The obligation of each Seller to consummate the transactions contemplated hereby at the Closing is conditioned upon satisfaction, or waiver by such Seller, at or prior to the Closing, of the following conditions:

                       (i) Each of the representations and warranties of the Company contained in this Agreement shall be true and correct as of the Closing and the Company shall have delivered to such Seller a certificate, dated the Closing Date and signed by the Company certifying as to the fulfillment of this condition.

                       (ii) The Company shall have paid to such Seller the purchase price payable hereunder.

                  6. Survival. All representations and warranties of the Sellers and the Company shall survive the Closing indefinitely.

                  7. Indemnification. (a) Each Seller, will, severally and not jointly, indemnify, defend and hold harmless the Company for, and will pay to the Company any Damages arising from or in connection with any breach of any representation or warranty made by such Seller in Section 2 of this Agreement or set forth in the certificate of such Seller delivered at the Closing.

                     (b) The Company will indemnify, defend and hold harmless each Seller for, and will pay to each Seller any Damages arising from or in connection with any breach of any representation or warranty made by the Company in Section 3 of this Agreement or set forth in the certificate of the Company delivered at the Closing.

                     (c) As used herein, "Damages" shall mean any loss, liability, claim, damage or expense (including reasonable attorneys' fees), whether or not involving a third party claim.


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


                  8. Termination. This Agreement may be terminated by written notice prior to the Closing: (a) by mutual consent of the Company and the Sellers or (b) by the Company, to the extent the Closing has not occurred prior to January 7, 2005. In the event that this Agreement shall be terminated pursuant to this Section 8, this Agreement shall become void and of no effect with no further liability on the party of any party hereto; provided, however, no such termination shall relieve any party hereto of any liability or damages resulting from any breach of this Agreement prior to the date of termination.

                  9. Miscellaneous.

                     (a) Costs. Each of the parties hereto agrees to pay all of their own respective closing costs and expenses (including, without limitation, attorneys' fees), arising from this Agreement and the transactions contemplated hereby.

                     (b) Binding Effect. This Agreement shall be binding upon all of the parties and their assigns and successors in interest.

                     (c) Governing Law. This Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of New York.

                     (d) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                     (e) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                     (f) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party hereto.

                     (g) Integration; Amendment. This Agreement memorializes and constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes and replaces all prior negotiations, proposed agreements, and agreements with respect to such subject matter, whether written or unwritten. This Agreement may be amended only by an instrument in writing executed by all Parties hereto.

                     (h) Further Assurances. Each of the parties hereto agrees on behalf of itself and its assigns or successors in interest that it will, without further consideration, upon reasonable request, execute, acknowledge and deliver such other


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


documents and take such further action as reasonably may be necessary to carry out the purposes of this Agreement and any requirements of the State of New York or elsewhere in connection therewith.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.



            [The remainder of this page is left intentionally blank]

                            [Signature Pages Follow]

                                  THE COMPANY:

                                  NYMAGIC, INC.


                                  By:  /s/ George R. Trumbull
                                     ------------------------
                                  Name:  George R. Trumbull
                                  Title: Chairman


                                  THE SELLERS:


                                  /s/ Mark W. Blackman
                                  --------------------
                                  MARK W. BLACKMAN


                                  /s/ Deborah Blackman
                                  --------------------
                                  DEBORAH BLACKMAN


                                  TRUST FOR THE BENEFIT OF
                                  ALEXANDRA BLACKMAN

                                  By:  /s/ Deborah Blackman
                                       --------------------
                                  Deborah Blackman, Trustee


                                  TRUST FOR THE BENEFIT OF
                                  IAN BLACKMAN

                                  By:  /s/ Deborah Blackman
                                       --------------------
                                  Deborah Blackman, Trustee

                                  LIONSHEAD INVESTMENTS, LLC
                                  (Formerly named Blackman Investments, LLC)

                                  By:  /s/ John N. Blackman, Jr.
                                       -------------------------
                                  Name:  John N. Blackman, Jr.
                                  Title: Manager

                                  /s/ John N. Blackman, Jr.
                                  -------------------------
                                  JOHN N. BLACKMAN, JR.


                                  THE BLACKMAN CHARITABLE REMAINDER TRUST

                                  By:  /s/ John N. Blackman, Jr.
                                       -------------------------
                                  John N. Blackman, Jr. Co-Trustee

                                  By:  /s/ Kathleen Blackman
                                       ---------------------
                                  Kathleen Blackman, Co-Trustee


                                  TRUST FOR THE BENEFIT OF
                                  LAURA BLACKMAN

                                  By:  /s/ John N. Blackman, Jr.
                                       -------------------------
                                  John N. Blackman, Jr. Trustee


                                  /s/ Genna Blackman
                                  ------------------
                                  GENNA BLACKMAN


                                  /s/ Christopher Blackman
                                  ------------------------
                                  CHRISTOPHER BLACKMAN

                                  LOUISE B. TOLLEFSON CHARITABLE LEAD ANNUITY
                                  TRUST DATED 3/30/00

                                  By:  /s/ Robert G. Simses
                                       --------------------
                                  Robert G. Simses, Co-Trustee


                                  By:  Wachovia Bank, NA., Co-Trustee

                                  By:  /s/ Kimberly Frohling
                                       ---------------------

                                  BENNETT H. TOLLEFSON CHARITABLE LEAD UNITRUST DATED 3/30/00

                                  By:  /s/ Robert G. Simses
                                       --------------------
                                  Robert G. Simses, Co-Trustee


                                  By: Wachovia Bank, NA., Co-Trustee

                                  By:  /s/ Kimberly Frohling
                                       ---------------------

                                  LOUISE B. BLACKMAN TOLLEFSON FAMILY FOUNDATION DATED 3/24/98

                                  By:  /s/ Robert G. Simses
                                       --------------------
                                  Robert G. Simses, Trustee

                                   Schedule A

                                     Sellers

--------------------------------------------------------------------------------
Name and Address                  Aggregate Number of      Redemption Price
                                    Common Stock            of Common Stock
--------------------------------------------------------------------------------
Mark W. Blackman                          54,530 shares     $1,352,344.00

80 Deepwood Road
Darien, CT 06820
--------------------------------------------------------------------------------
Deborah Blackman                          50,000 shares     $1,240,000.00

80 Deepwood Road
Darien, CT 06820
--------------------------------------------------------------------------------
Trust for the Benefit of                  55,000 shares     $1,364,000.00
Alexandra Blackman

80 Deepwood Road
Darien, CT 06820
--------------------------------------------------------------------------------
Trust for the Benefit of                  55,000 shares     $1,364,000.00
Ian Blackman

80 Deepwood Road
Darien, CT 06820
--------------------------------------------------------------------------------
Lionshead Investments, LLC               495,030 shares    $12,276,744.00

41 Wee Burn Lane
Darien, CT 06820
--------------------------------------------------------------------------------
The Blackman Charitable                   25,000 shares       $620,000.00
Remainder Trust

41 Wee Burn Lane
Darien, CT 06820
--------------------------------------------------------------------------------
Trust for the Benefit of                  25,158 shares       $623,918.40
Laura Blackman

41 Wee Burn Lane
Darien, CT 06820
--------------------------------------------------------------------------------
Genna Blackman                            33,832 shares       $839,033.60

41 Wee Burn Lane
Darien, CT 06820
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Christopher Blackman                      33,832 shares       $839,033.60

41 Wee Burn Lane
Darien, CT 06820
--------------------------------------------------------------------------------
Louise B. Tollefson                      133,135 shares     $3,301,748.00
Charitable Lead Annuity
Trust dated 3/30/00

C/0 Wachovia Bank, N.A.
255 South County Road
FL6091
Palm Beach, FL 33480

--------------------------------------------------------------------------------
Bennett H. Tollefson                     125,374 shares     $3,109,275.20
Charitable Lead Unitrust
dated 3/30/00

C/O Wachovia Bank, N.A.
255 South County Road
FL6091
Palm Beach, FL 33480

--------------------------------------------------------------------------------
Louise B. Blackman Tollefson               6,844 shares       $169,731.20
Family Foundation Dated
3/24/98

C/O Robert G. Simses, Esq.
400 Royal Palm Way, Suite 304
Palm Beach, FL 33480
--------------------------------------------------------------------------------
Total                                  1,092,735 shares    $27,099,828.00
--------------------------------------------------------------------------------


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


                                    EXHIBIT A
                                    ---------

                               Form of Stock Power
                               -------------------



                                   STOCK POWER

                  FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to [____________________] [__( )__] shares of Common Stock, par value $1.00 per share, of NYMAGIC, Inc., a New York corporation, standing in the name of the undersigned on the books of said corporation represented by Certificate No. ___ and does hereby irrevocably constitute and appoint ___________________________ as attorney to transfer the said stock on the books of said corporation with full power of substitution in the premises.



Dated:    _________, 200_



                                     ---------------------------------